              FORM OF MORTGAGE - COLLATERAL REAL ESTATE MORTGAGE -
                                  SOUTH DAKOTA

      THIS MORTGAGE, made this 2nd day of October, 1995, between South Dakota Soybean Processors, Volga, South Dakota, organized and existing under the laws of the State of South Dakota, hereinafter called "Mortgagor", and CoBank, ACB, a/k/a CoBank, organized, chartered and existing under the Farm Credit Act of 1971, and any amendments thereto, (hereinafter called the "Mortgagee").

      WHEREAS, in accordance with the Line of Credit Agreement(s) and/or Loan Agreement(s) and any amendments, thereto, hereinafter called the "Agreement", Mortgagor and Mortgagee have established and evidenced the willingness of Mortgagee to loan money to Mortgagor in accordance with the terms and conditions of the Agreement.

      WHEREAS, Mortgagor's obligation to repay any loans made by Mortgagee to Mortgagor will be evidenced by said Agreement, and by one or more Notes aggregating in principal amounts the amount of money which the Mortgagee has committed to lend to the Mortgagor and, in addition to obligation to repay the foregoing described loans, Mortgagor has other indebtedness, liabilities and obligations to Mortgagee as is provided in said Agreement.

      WHEREAS, from time to time after the date hereof, at the option of the parties, Mortgagor and Mortgagee may enter into one or more Agreement(s) to provide for the Mortgagee making additional loans to the Mortgagor and changing the other obligations of Mortgagor to Mortgagee, PROVIDED, HOWEVER, THIS RECITAL SHALL NOT CONSTITUTE A COMMITMENT TO MAKE ADDITIONAL LOANS IN ANY AMOUNT.

      WHEREAS, Mortgagor's obligation to repay all future loans, additional advances and increased advances other than those made in accordance with the Agreement, will be evidenced by said Agreement, and by one or more Notes.

      WHEREAS, Mortgagor desires to mortgage the real estate described herein to secure the payment of all Mortgagor's indebtedness, liabilities and obligations to Mortgagee, including the indebtedness, liabilities and obligations evidenced by said Agreement, and by one or more Notes dated on or before the date hereof, and including all future loans, additional advances, increased advances and all future indebtedness, liabilities and obligations of Mortgagor to Mortgagee, evidenced by said Agreement, and by one or more Notes dated after the date hereof.

      WHEREAS, THE PARTIES AGREE THAT THIS MORTGAGE CONSTITUTES A COLLATERAL REAL ESTATE MORTGAGE PURSUANT TO SDCL 44-8-26.

      NOW, THEREFORE, for and in consideration of the premises and the amount of the initial advance made to Mortgagor by Mortgagee in accordance with said Agreement, and to induce Mortgagee to make future advances to Mortgagor, in order to secure the payment of all of Mortgagor's indebtedness, liabilities and obligations to Mortgagee, including the indebtedness, liabilities and obligations evidenced by said Agreement, and by one or more Notes, and including all future loans, additional advances increased advances and all future obligations of

Mortgagor to Mortgagee made and incurred prior to (the final date up to which future advances may be made) the principal amount of all of which, not including sums advanced to protect the hereinafter defined property, shall not exceed (the ultimate future advance amount), the Mortgagor has executed and delivered this Mortgage and hereby mortgages to the said Mortgagee the following described Property, to wit:

                   (DESCRIPTION - SEE ATTACHED EXHIBIT "A")

Together with all of the improvements now or hereafter erected on the foregoing described Property, and all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water, water rights and water stock, and all fixtures now or hereafter attached to the foregoing described Property, all of which, including replacements and additions thereto, shall be deemed to be and remain part of the Property covered by this Mortgage; and all of the foregoing, together with said foregoing described Property (or the leasehold estate in the event this Mortgage is on leasehold) are herein referred to as the "Property."

      TO HAVE AND TO HOLD the Property unto the Mortgagee, forever, the intention being to convey an absolute title in fee to said Property and the Mortgagor covenants and agrees:

      FIRST. That it will keep the Property and all parts thereof insured by policies of insurance, of such kinds and in forms and amounts and with a company or companies satisfactory to the Mortgagee, with a clause or clauses attached making loss payable to the Mortgagee as its interest may appear; if so requested by the Mortgagee, the said policies of insurance are to be delivered to the Mortgagee. The Mortgagee is hereby given a first lien on any insurance proceeds paid as a result of loss or damage to the Property. Any insurance funds paid to the Mortgagee as a result of damage or loss to the Property shall, at the option of the Mortgagee, be credited against the payment or payments of the indebtedness, liabilities and obligations secured by this Mortgage.

      SECOND. That it will pay all premiums upon insurance policies, licenses, or fees legally owing by the Mortgagor, and all taxes and assessments which may be levied or assessed upon the Property, and in default thereof the Mortgagee may pay the said insurance premiums, licenses, fees, taxes, or assessments due, and any amount so paid shall become a part of the principal debt, shall bear interest from the date of payment at the rate of eighteen percent per annum, shall, together with interest, be a lien on the Property and be secured by this Mortgage and shall be immediately due and payable.

      THIRD. That it will keep all buildings and equipment subject to this Mortgage in good and substantial repair during the continuance hereof and will not cause, suffer, or permit waste thereof.

      FOURTH. That it will bear all expenses or costs incident to the release of the lien of this Mortgage, in whole or in part.

      FIFTH. That it will, at all times during the existence of any part of the lien herein provided for, maintain and operate its business in such a manner that it will remain an entity qualified to borrow under the provisions of the Act of Congress known as the Farm Credit Act of 1971, as amended.

      SIXTH. That it will not, during the existence of any part of the lien herein provided for, sell, lease, or assign all, or any part of the Property without the prior written consent of the Mortgagee approving such sale, lease, or assignment. If all or part of the Property is sold without the prior written consent of the Mortgagee, then the entire balance owing at that time at the option of the Mortgagee may be declared immediately due and payable upon sixty
(60) days' notice to the Mortgagor, and if the entire balance due and payable is not paid, this Mortgage may be foreclosed as provided for under the laws of the State of South Dakota.

      SEVENTH. That no remedy herein conferred on or reserved to the Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative to and shall be in addition to every other remedy given hereunder, and now or hereafter existing at law or in equity or, by statute, by operations of law or otherwise.

      EIGHTH. That every right, remedy, privilege, covenant, agreement, and power granted hereunder to the said Mortgagee shall run, inure and be likewise for the benefit of any or all successors or assigns of said Mortgagee.

      NINTH. That it is lawfully seized of the Property, has good right to sell and convey same, free of all encumbrances, that it will defend the quiet enjoyment thereof by the Mortgagee, and will warrant and defend the same against all lawful claims of any person whomsoever; that it will not remove all or any portion of the said Property from the county.

      TENTH. Mortgagor further makes the following representations, warranties, and covenants, all of which are subject to any exceptions that Mortgagor may have previously disclosed in writing to Mortgagee, and which, to the extent that they deal with representations of fact, are based on Mortgagor's present knowledge, arrived at after reasonable inquiry.

(1) USE OF PROPERTY AND FACILITIES. (a) Mortgagor will (i) use, handle, transport or store Hazardous Materials as defined under any Environmental Law or
(ii) store or treat nonhazardous wastes (a) in a good and prudent manner in the ordinary course of business, and (b) in compliance with all applicable Environmental Laws.

      (b) Mortgagor will not conduct or allow to be conducted, in violation of any Environmental Law, any business, operations or activity on the Property, or employ or use the Property to generate, use, handle, manufacture, treat, store, process, transport or dispose. of any Hazardous Materials, or any other substance which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to public safety, health or the environment or cause, or allow to be caused, a known or suspected release of Hazardous Materials on, under or from the Property.

      (c) Mortgagor will not do or permit any act or thing, business or operation; that poses an unreasonable risk of harm, or impairs, or may impair, the value of the Property, or any part thereof.

(2) CONDITION OF PROPERTY. (a) Mortgagor shall take all appropriate response action, including any removal and remedial action, in the event of a release, emission, discharge or disposal of Hazardous Materials in, on, under or about the Property, so as to remain in compliance with Environmental Law as hereinafter defined.

      (b) Underground tanks, wells (except domestic water wells), septic tanks, ponds, pits, or any other storage tanks (whether currently in use or abandoned) on the Property, if any, are maintained in compliance with applicable Environmental Law.

(3) NOTICE OF ENVIRONMENTAL PROBLEM OR LITIGATION. Neither Mortgagor nor any of its tenants have given, nor were they required to give, nor have they received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (i) Mortgagor and/or any tenants have violated, or are about to violate, any Environmental Law, judgment or order; (ii) there has been a release, or there is a threat of release, of Hazardous Materials from the Property; (iii) Mortgagor and/or tenants may be or are liable, in whole or in part, for the costs or cleaning up, remediating, removing or responding to a release or threatened release of Hazardous Materials; (iv) the Property is subject to a lien in favor of any governmental entity or any liability, costs or damages, under any Environmental Law arising from or costs incurred by such governmental entity in response to a release or a threatened release of a Hazardous Material. Mortgagor further represents and warrants that no conditions currently exist or are currently reasonably foreseeable, that would subject Mortgagor to any such investigation, litigation, administrative enforcement or any damages, penalties, injunctive relief, or cleanup costs under any Environmental Law. In the event of such notice, Mortgagor and any tenants shall immediately provide a copy to the Mortgagee.

(4) RIGHT OF INSPECTION. Mortgagor hereby grants, and will cause any tenants to grant, to Mortgagee, its agents, attorneys, employees, consultants, contractors, successors and assigns, an irrevocable license and authorization, upon reasonable notice, to enter upon and inspect the Property and facilities thereon, and perform such tests, including without limitation, subsurface testing, soils and groundwater testing, and other tests which may physically invade the Property thereon, as the Mortgagee in its sole discretion, determines are necessary to protect its security interest, provided however, that under no circumstances shall the Mortgagee be obligated to perform such inspections or tests.

(5) INDEMNITY. Mortgagor agrees to indemnify and hold Mortgagee, its directors, employees, agents, and its successors and assigns, harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, judgments, administrative orders, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including, but not limited to, attorney's fees and expenses) arising directly or indirectly, in whole or in part, out of any failure of Mortgagor to comply with the environmental representations, warranties and covenants contained herein.

(6) CONTINUATION OF REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNITIES. Mortgagor's representations, warranties, covenants and indemnities contained herein shall survive the occurrence of any event whatsoever; including without limitation, the satisfaction of the promissory note(s) secured hereby, the reconveyance or foreclosure of this mortgage, the acceptance by Mortgagee of a deed in lieu of foreclosure, or any transfer or abandonment of the Property.

(7) CORRECTIVE ACTION. In the event the Mortgagor is in breach of any of its representations, warranties or agreements as set forth above, Mortgagor at its sole expense, shall take all action required, including environmental cleanup of the Property, to comply with the representations, warranties and covenants herein or applicable legal requirements and, in any event, shall take all action deemed necessary under all applicable Environmental Laws.

(8) HAZARDOUS MATERIALS DEFINED. The term "Hazardous Materials" shall mean dangerous, toxic, or hazardous pollutants, contaminants, chemicals, wastes, materials or substances, as defined in or governed by the provisions of any Environmental Law:

(9) ENVIRONMENTAL LAW DEFINED. The term "Environmental Law" shall mean any federal, state or local law, statute, ordinance, rule, regulations, administrative order and permit now in effect or hereinafter enacted, pertaining to the public health, safety, industrial hygiene, or the environmental conditions on, under or about the Property.

      ELEVENTH. That in the event the Mortgagor defaults in the payment of all or any of the indebtedness, liabilities and obligations of Mortgagor to Mortgagee evidenced by said Agreement and by one or more Notes, when due whether by acceleration or otherwise, or defaults in the payment of any insurance premiums or taxes, or in the event of the violation of any of the other conditions, agreements or covenants, or in the event the Mortgagor fails or refuses to make the investment in the Mortgagee as required by the Farm Credit Act of 1971, as amended, or upon any change of ownership by legal process, execution, judicial sale, or operation of law, or if the Mortgagor shall cease the operation of its plant, then the Mortgagee may elect, upon twenty (20) days' notice, that the whole of the principal sum hereby secured, or so much as shall then remain unpaid, together with any interest accrued thereon, shall immediately become due and payable, and the Mortgagee may immediately foreclose this Mortgage or pursue any other available legal remedy. Provided that in the event of such default and prior to said foreclosure and sale, the Mortgagee is hereby. authorized to enter upon the Property, to take possession of the same, and to rent or lease any of the Property to any person, who is hereby authorized to occupy the said Property, the proceeds thereof, after deducting all necessary expenses, to be applied to the payment of the indebtedness, liabilities and obligations secured hereby; and said Mortgagor hereby appoints and designates the Mortgagee, or any person appointed by it therefor, as its agent and attorney in fact, with full power and authority to execute, in the name of and by authority of the Mortgagor, any instrument by which the Mortgagee exercise any of the rights and privileges herein conferred. In the event of any action by the Mortgagee to enforce collection of said indebtedness, liabilities or obligations, the Mortgagor agrees that all costs of such action, including reasonable attorney's fees and actual disbursements necessarily incurred, shall be paid for by the Mortgagor and recovered by the Mortgagee. In the case of foreclosure, and during the period of redemption, the Mortgagor hereby assigns all of its right and interest to the rents and income of the mortgaged premises to the Mortgagee. In the case of foreclosure, the Mortgagor shall pay to the holder of this Mortgage, the difference between the sums due and secured by the Mortgage and the net proceeds of sale, if less than the total due.

      TWELFTH. That the omission of the Mortgagee to exercise any option hereunder, in case of any default by the Mortgagor, shall not preclude it from the exercise thereof at any subsequent time, or for any subsequent default, and nothing but a written contract of the Mortgagee shall be a waiver of any such option.

      THIRTEENTH. It is further agreed that in case of default in respect to any of the terms of this Mortgage, the Mortgagee, either before or on the commencement of an action to foreclose this Mortgage, or at any time thereafter, shall be entitled to the appointment of a receiver, who shall have the power to take and hold possession of said Property and to rent the same, collect the rents and profits therefrom for the benefit of said Mortgagee, pay the taxes levied against said Property, and keep the same in repair, and such right shall in no event be barred, forfeited, or retarded by reason of judgment, decree or sale in such foreclosure, and the right to have such receiver appointed upon application of the Mortgagee shall exist regardless of the fact of solvency or insolvency of the Mortgagor, and regardless of the value of said mortgaged premises, or the waste, loss, and destruction of the rents and profits of said mortgaged premises during the statutory period of redemption. The right to the appointment of such receiver shall be construed as auxiliary to and in aid of any other rights under this Mortgage as hereinbefore provided, and in no manner as detracting from or in derogation of said lien.

      FOURTEENTH. And whereas the said Mortgagor in making application for a loan has made certain representations to the Mortgagee as to the purpose or purposes for which the money loaned on this Mortgage was borrowed, such representations are hereby specifically referred to and made a part of this Mortgage. It is further agreed that this Mortgage is made pursuant, and is subject to all the provisions of the Act of Congress known as the Farm Credit Act of 1971, and all Acts amendatory thereof or supplementary thereto.

      PROVIDED, NEVERTHELESS, that this Mortgage and all the conditions hereof, shall be and become null and void upon the making by the Mortgagor of the payments and meeting of conditions and covenants herein stated and stated in the Agreement, otherwise to remain in full force and effect.

      The Mortgagor hereby acknowledges that the Mortgagee has delivered to it, and it has, at the time of the delivery of this Mortgage, received a true duplicate copy of said instrument.

      IN WITNESS WHEREOF, the Mortgagor having complied with all the conditions necessary to render this a valid mortgage, and its officers being duly authorized to do so, has executed this Mortgage and affixed its seal thereto on the day and year first above written.

                                         South Dakota Soybean Processors

                                         MORTGAGOR

(Corporate Seal)
                                         By:
                                            ------------------------------
                                                  President

                                         ---------------------------------
                                                  (Print)

ATTEST:
         -------------------------
         Secretary

         -------------------------
         (Print)

                                 ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA         )
                              )ss.
COUNTY OF    _____________    )

On this ____day of ___________________, 19___, before me ______________, a

Notary Public in and for said County, personally appeared

____________________________ and ________ _________________________, to me

personally known, who, being by me duly sworn did say that they are respectively, President and Secretary of South Dakota Soybean Processors, Volga,

South Dakota,

** that the seal affixed to said instrument is the seal of said corporation,

** that said corporation has no corporate seal, and that the instrument was signed and sealed on behalf of said corporation by authority of its Board of

Directors, and that said officers above named acknowledged the execution of said instrument to be the voluntary act and deed of said corporation, and by it voluntarily executed.

      IN WITNESS WHEREOF, I have hereunto signed my name and affixed my Notarial

Seal at _____________________________, in said County, the day and year last above written.

      My commission expires ______________________________________.



                                  ----------------------------------------------
                                  Notary Public in and for said County and State
(SEAL IF ANY)

**CROSS OUTLINE NOT APPLICABLE

-----------------------------------------------------------------------
THIS INSTRUMENT WAS DRAFTED BY:
PATTY MAESTAS, COLLATERAL APPRAISAL ASSISTANT FOR
COBANK, ACB
OMAHA BANKING CENTER
11837 MIRACLE HILLS DRIVE
SUITE 200
OMAHA, NEBRASKA 68154-4404
PHONE NUMBER:  (402) 492-2000
-----------------------------------------------------------------------

ALL OF THE FOLLOWING DESCRIBED REAL ESTATE IN BROOKINGS COUNTY, SOUTH DAKOTA, TO
WIT:

A tract of land (to be platted and known as "South Dakota Soybean Processor's Tract One (1) in the NW 1/4 of Section Twenty-four (24), Township One Hundred Ten (110) North, Range Fifty-one (51) West of the 5th P.M., in Brookings County, South Dakota)

Said Tract is a part of the NW 1/4 - 24-T110N-R51W of the 5th P.M., EXCEPT Lot H-1 thereof, and EXCEPT the railroad right of way thereof, and EXCEPT Lots 1, 2, 3 of Volga Lagoon Addition thereof, and EXCEPT Lots "A" and "B" thereof, and EXCEPT O.L. "T" thereof, and EXCEPT East 152.5' of West 362.5' of North 285.5' of South 500' thereof, and EXCEPT the East 441' of the West 651' of the South 214.5' thereof, all in Brookings County, South Dakota. (Copy of proposed plat attached)

[PLAT OF SOUTH DAKOTA SOYBEAN PROCESSOR'S TRACT ONE]

                                   COBANK, ACB

                           FORM OF SECURITY AGREEMENT

This Security Agreement is executed and delivered by South Dakota Soybean Processors, (the "Debtor"), having its place of business (or chief executive office if more than one place of business) located at Box 500, Volga, South Dakota, 57071 and whose taxpayer identification number is 46-0429869, to CoBank, ACB, a/k/a CoBank (the "Secured Party"), whose mailing address for its St. Louis Banking Center is: 1415 Olive Street, St. Louis, Missouri 63103.

SECTION 1.  GRANT OF SECURITY INTEREST.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby grants to the Secured Party a security interest in all of the following property, wherever located and whether now existing or hereafter acquired, together with all accessions and additions thereto, and all products and proceeds thereof:

accounts; inventory (including without limitation, returned or repossessed goods); chattel paper; instruments (including certificated securities); letters of credit; documents; equipment; farm products; fixtures; general intangibles (including without limitation, choses or things in action, litigation rights and resulting judgments, goodwill, patents, trademarks and other intellectual property, tax refunds, miscellaneous rights to payment, entitlements, uncertificated investment securities and investments, equities and patronage rights in all cooperatives, margin accounts, computer programs, invoices, books, records and other information relating to or arising out of the Debtor's business); and, to the extent not covered by the above, all other personal property of the Debtor of every type and description, including without limitation, interests or claims in or under any policy of insurance, tort claims, deposit accounts, money, and judgments (the "Collateral").

Where applicable, all terms used herein shall have the same meaning as set forth in the Uniform Commercial Code (the "UCC").

SECTION 2.  THE OBLIGATIONS.

The security interest granted hereunder shall secure the payment of all indebtedness and the performance of all obligations of the Debtor to the Secured Party of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including without limitation all loans, advances and other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the parties (the "Obligations").

SECTION 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

The Debtor represents, warrants and covenants as follows:

A. TITLE TO COLLATERAL. Except as permitted by any other written agreement between the parties, and except for any security interest in favor of the Secured Party, the Debtor has clear title to all Collateral free of all adverse claims, interests, liens, or encumbrances. Without the prior written consent of the Secured Party, the Debtor shall not create or permit the existence of any adverse claims, interests, liens, or other encumbrances against any of the Collateral. The Debtor shall provide prompt written notice to the Secured Party of any future adverse claims, interests, liens, or encumbrances against all Collateral, and shall defend diligently the Debtor's and the Secured Party's interests in all Collateral.

B. VALIDITY OF SECURITY AGREEMENT: CORPORATE AUTHORITY. This Security Agreement is the valid and binding obligation of the Debtor, enforceable in accordance with its terms. The Debtor has the corporate power to execute, deliver and carry out the terms and provisions of this Security Agreement and all related documents, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Security Agreement and all related documents.

C. LOCATION OF THE DEBTOR. The Debtor's place of business (or chief executive office if more than one place of business) is located at the address shown above.

D. LOCATION OF COLLATERAL. All equipment, inventory, farm products and fixtures, now at the Debtor's places of business located in Brookings County, South Dakota, and any other locations in the State of South Dakota, as the Debtor may direct.

E. NAME, IDENTITY, AND CORPORATE STRUCTURE. Except as otherwise disclosed to the Secured Party in writing, the Debtor has not within the past ten years changed its name, identity or corporate structure through incorporation, merger, consolidation, joint venture or otherwise.

F. CHANGE IN NAME, LOCATION OF COLLATERAL, ETC. Without giving at least thirty days' prior written notice to the Secured Party, the Debtor shall not change its name, identity or corporate structure, the location of its place of business (or chief executive office if more than one place of business), or the location of the Collateral.

G. FURTHER ASSURANCES. Upon the request of the Secured Party, the Debtor shall do all acts and things as the Secured Party may from time to time deem necessary or advisable to enable it to perfect, maintain, and continue the perfection and priority of the security interest of the Secured Party in the Collateral, or to facilitate the exercise by the Secured Party of any rights or remedies granted to the Secured Party hereunder or provided by law. Without limiting the foregoing, the Debtor agrees to execute, in form and substance satisfactory to the Secured Party, such financing statements, amendments thereto, supplemental agreements, assignments, notices of assignments, and other instruments and documents as the Secured Party may from time to time request. In addition, in the event the Collateral or any part thereof consists of instruments, documents, chattel paper, or money (whether or not proceeds of the Collateral), the Debtor shall, upon the request of the Secured Party, deliver possession thereof to the Secured Party (or to an agent of the Secured Party retained for that purpose), together with any appropriate endorsements and/or assignments. The Secured Party shall use reasonable care in the custody and preservation of such Collateral in its possession, but shall not be required to take any steps necessary to preserve rights against prior parties. All costs and expenses incurred by the Secured Party to establish, perfect, maintain, determine the priority of, or release the security interest granted hereunder (including the cost of all filings, recordings, and taxes thereon and the fees and, expenses of any agent retained by Secured Party) shall become part of the Obligations secured hereby and be paid by the Debtor on demand.

H. INSURANCE. The Debtor shall maintain such property and casualty insurance with such insurance companies, in such amounts, and covering such risks, as are at all times satisfactory to the Secured Party. All such policies shall provide for loss payable clauses or endorsements in form and content acceptable to the Secured Party. Upon the request of the Secured Party, all policies (or such other proof of compliance with this Section as may be satisfactory to the Secured Party) shall be delivered to the Secured Party. The Debtor shall pay all insurance premiums when due. In the event of loss, damage, or injury to any insured Collateral, the Secured Party shall have full power to collect any and all insurance proceeds due under any of such policies, and may, at its option, apply such proceeds to the payment of any of the Obligations secured hereby, or may apply such proceeds to the repair or replacement of such Collateral.

I. TAXES, LEVIES, ETC. The Debtor has paid and shall continue to pay when due all taxes, levies, assessments, or other charges which may become an enforceable lien against the Collateral.

J. DISPOSITION AND USE OF COLLATERAL BY THE DEBTOR. Without the prior written consent of the Secured Party and provided the Debtor is not in default hereunder, the Debtor shall not at any time sell, transfer, lease, abandon, or otherwise dispose of any Collateral except in the ordinary course of its business. The Debtor shall not use any of the Collateral in any manner which violates any statute, regulation, ordinance, rule, decree, order, or insurance policy.

K. RECEIVABLES. The Debtor shall preserve, enforce, and collect all accounts, chattel paper, instruments, documents and general intangibles, whether now owned or hereafter acquired or arising (the "Receivables"), in a diligent fashion and, upon the request of the Secured Party, the Debtor shall execute an agreement in form and substance satisfactory to the Secured Party by which the Debtor shall direct all account debtors and obligors on instruments to make payment to a lock box deposit account under the exclusive control of the Secured Party.

L. CONDITION OF COLLATERAL. All tangible Collateral is now in good repair and condition and the Debtor shall at all times hereafter, at its own expense, maintain all such Collateral in good repair and condition.

M. CONDITION OF BOOKS AND RECORDS. The Debtor has maintained and shall maintain complete, accurate and up-to-date books, records, accounts, and other information relating to all Collateral in such form and in such detail as may be satisfactory to the

      Secured Party, and shall allow the Secured Party or its representatives at any reasonable time to examine and copy such books, records, accounts, and other information.

N. RIGHT OF INSPECTION. At all reasonable times upon the request of the Secured Party, the Debtor shall allow the Secured Party or its representatives to visit any of the Debtor's properties or locations so that the Secured Party or its representatives may confirm, inspect and appraise any of the Collateral.

SECTION 4.  DEFAULT.

The breach of any of the Obligations secured hereby, and/or the breach of any representation, warranty, covenant, or agreement contained in this Security Agreement, shall constitute default hereunder.

SECTION 5.   RIGHTS AND REMEDIES.

Upon the Debtor's default and at any time thereafter, the Secured Party may declare all Obligations to be immediately due and payable and may exercise any and all rights and remedies of the Secured Party in the enforcement of its security interest under the UCC, this Security Agreement, or any other applicable law. Without limiting the foregoing:

A. DISPOSITION OF COLLATERAL. The Secured Party may sell, lease, or otherwise dispose of all or any part of the Collateral, in its then present condition or following any commercially reasonable preparation or processing thereof, whether by public or private sale or at any brokers' board, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such other terms as may be acceptable to the Secured Party, and the Secured Party may purchase at any public sale. At any time when advance notice of sale is required, the Debtor agrees that ten days' prior written notice shall be reasonable. In connection with the foregoing, the Secured Party may:

      1. require the Debtor to assemble the Collateral and all records pertaining thereto and make such Collateral and records available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties;

      2. enter the premises of the Debtor or premises under the Debtor's control and take possession of the Collateral;

      3. without charge, use or occupy the premises of the Debtor or premises under the Debtor's control, including without limitation, warehouse and other storage facilities;

      4. without charge, use any patent, trademark, tradename, or other intellectual property or technical process used by the Debtor in connection with any of the Collateral; and

      5. rely conclusively upon the advice or instructions of any one or more brokers or other experts selected by the Secured Party to determine the method or manner of disposition of any of the Collateral and, in such event, any disposition of the Collateral by the Secured Party in accordance with such advice or instructions shall be deemed to be commercially reasonable.

B. COLLECTION OF RECEIVABLES. The Secured Party may, but shall not be obligated to, take all actions reasonable or necessary to preserve, enforce or collect the Receivables, including without limitation, the right to notify account debtors and obligors on instruments to make direct payment to the Secured Party, to permit any extension, compromise, or settlement of any of the Receivables for less than face value, or to sue on any Receivable, all without prior notice to the Debtor.

C. PROCEEDS. The Secured Party may collect and apply all proceeds of the Collateral, and may endorse the name of the Debtor in favor of the Secured Party on any and all checks, drafts, money orders, notes, acceptances, or other instruments of the same or a different nature, constituting, evidencing, or relating to the Collateral. The Secured Party may receive and open all mail addressed to the Debtor and remove therefrom any cash or non-cash items of payment constituting proceeds of the Collateral.

D. INSURANCE ADJUSTMENTS. The Secured Party may adjust, settle, and cancel any and all insurance covering any Collateral, endorse the name of the Debtor on any and all checks or drafts drawn by any insurer, whether representing payment for a loss or a return of unearned premium, and execute any and all proofs of claim and other documents or instruments of every kind required by any insurer in connection with any payment by such insurer.

The net proceeds of any disposition of the Collateral may be applied by the Secured Party, after deducting its reasonable expenses incurred in such disposition, to the payment in whole or in part of the Obligations in such order as the Secured Party may elect. The enumeration of the foregoing rights and remedies is not intended to be exhaustive, and the exercise of any right and/or remedy shall not preclude the exercise of any other rights or remedies, all of which are cumulative and non-exclusive.

SECTION 6.  OTHER PROVISIONS.

A. AMENDMENT, MODIFICATION, AND WAIVER. Without the prior written consent of the Secured Party, no amendment, modification, or waiver of, or consent to any departure by the Debtor from, any provision hereunder shall be effective. Any such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure by the Secured Party to exercise any remedy hereunder shall be deemed a waiver thereof or of any other remedy hereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any remedy on any subsequent occasion.

B. COSTS AND ATTORNEYS' FEES. Except as prohibited by law, if at any time the Secured Party employs counsel in connection with the creation, perfection, preservation, or release of the Secured Party's security interest in the Collateral or the enforcement of any of the Secured Party's rights or remedies hereunder, all of the Secured Party's reasonable attorney's fees arising from such services and all expenses, costs, or charges relating thereto shall become part of the Obligations secured hereby and be paid by the Debtor on demand.

C. NO OBLIGATION TO MAKE LOANS. Nothing contained herein or in any financing statement or other document executed or filed in connection herewith shall be construed to obligate the Secured Party to make any loans or advances to the Debtor, whether pursuant to a commitment or otherwise.

D. REVIVAL OF OBLIGATIONS. To the extent the Debtor or any third party makes a payment or payments to the Secured Party or the Secured Party enforces its security interest or exercises any right of setoff, and such payment or payments or the proceeds thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other law or in equity, then, to the extent of such recovery, the Obligations or any part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made, or such enforcement or setoff had not occurred.

E. PERFORMANCE BY THE SECURED PARTY. In the event the Debtor shall at any time fail to pay or perform punctually any of its duties hereunder, the Secured Party may, at its option and without notice to or demand upon the Debtor, without obligation and without waiving or diminishing any of its other rights or remedies hereunder, fully perform or discharge any of such duties. All costs and expenses incurred by the Secured Party in connection therewith, together with interest thereon at the Secured Party's National Variable Rate plus four percent per annum, shall become part of the Obligations secured hereby and be paid by the Debtor upon demand.

F. INDEMNIFICATION, ETC. The Debtor hereby expressly indemnifies and holds the Secured Party harmless from any and all claims, causes of action, or other proceedings, and from any and all liability, loss, damage and expense of every nature, arising by reason of the Secured Party's enforcement of its rights and remedies hereunder, or by reason of the Debtor's failure to comply with any environmental or other law or regulation. As to any action taken by the Secured Party hereunder, the Secured Party shall not be liable for any error of judgment or mistake of fact or law, absent gross negligence or willful misconduct on its part.

G. POWER OF ATTORNEY. The Debtor hereby appoints the Secured Party or the Secured Party's designee as its attorney-in-fact, which appointment is irrevocable, durable, and coupled with an interest, with full power of substitution, in the name of the Debtor or in the name of the Secured Party, to take any action which the Debtor is obligated to perform hereunder or which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement. In taking any action in accordance with this Section, the Secured Party shall not be deemed to be the agent of the Debtor. The powers conferred upon the Secured Party in this Section are solely to protect its interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers.

H. CONTINUING EFFECT. This Security Agreement, the Secured Party's security interest in the Collateral, and all other documents or instruments contemplated hereby shall continue in full force and effect until all of the Obligations have been satisfied in full, the Secured Party has no commitment to make any further advances to the Debtor, and the Debtor has sent a valid written demand to the Secured Party for termination of this Security Agreement.

I. BINDING EFFECT. This Security Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns.

J. SECURITY, AGREEMENT AS FINANCING STATEMENT. A photographic copy or other reproduction of this Security Agreement may be used as a financing statement.

K. GOVERNING LAW. Subject to any applicable federal law, this Security Agreement shall be construed in accordance with and governed by the laws of the State of South Dakota.

L. NOTICES. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when sent by registered or certified mail, return receipt requested, addressed to the other party at the respective addresses given above, or to such other person or address as either party designates to the other in the manner herein prescribed.

M. SEVERABILITY. The determination that any term or provision of this Security Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other term or provision hereof.

      IN WITNESS WHEREOF, the Debtor has executed this Security Agreement by its duly authorized officer as of the day and year shown below.

                                     DEBTOR:
                         South Dakota Soybean Processors
                                     Box 500
                            Volga, South Dakota 57071


Date:  October 2, 1995                          By:
                                                   ---------------------------


                                                ------------------------------
                                                      Title